Exhibit 99.1

Supplemental Financial Information

This exhibit provides certain supplemental non-GAAP financial measures for the quarter ended June 30, 2026. As disclosed in the accompanying Current Report on Form 8-K, Organon & Co. (the “Company”) is furnishing this information in lieu of including such supplemental measures in a quarterly earnings release. As referenced below, the Company believes that these supplemental measures assist in understanding its financial performance, but that such measures should not be considered as a substitute for the Company’s financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, these supplemental measures are intended by the Company to accompany, and should be considered together with, the Company’s GAAP financial results and disclosures referenced in this Exhibit, as well as contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 that has been filed with the Securities and Exchange Commission on July 31, 2026.

Cautionary Note Regarding Non-GAAP Financial Measures

As discussed above, this exhibit contains “non-GAAP financial measures,” which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP. Specifically, the Company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Gross Margin, Adjusted Gross Profit, Adjusted net income, Adjusted diluted EPS, Adjusted Selling, general and administrative expenses, and Adjusted Research and development expenses, which are not recognized terms under GAAP and are presented only as a supplement to the Company’s GAAP financial statements. The Company believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations. The Company’s management uses the non-GAAP financial measures described above to evaluate the Company’s performance and to guide operational and financial decision making. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the Company’s results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to the tables below for reconciliations of the non-GAAP financial measures presented herein to the most directly comparable GAAP measures.

Organon & Co.
Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics
(Unaudited, $ in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Gross Profit	$847	$874	$1,630	$1,715
Adjusted for:
Manufacturing network costs (1)	18	33	39	62
Stock-based compensation	4	4	7	8
Amortization	46	53	93	103
Acquisition-related costs (2)	—	10	7	19
Other	—	9	—	10
Adjusted Non-GAAP Gross Profit	$915	$983	$1,776	$1,917

(1) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the line item Manufacturing network related in the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA. (2) Acquisition-related costs reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant Sciences Ltd. (“Dermavant”) transaction. For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Gross Margin	54.4%	54.8%	54.0%	55.2%
Total impact of Non-GAAP adjustments	4.3%	6.9%	4.8%	6.5%
Adjusted Non-GAAP Gross Margin	58.7%	61.7%	58.8%	61.7%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Selling, general and administrative expenses	$434	$453	$858	$873
Adjusted for:
Stock-based compensation	(16)	(14)	(29)	(30)
Restructuring related charges	—	(4)	—	(10)
Other	(14)	(26)	(27)	(29)
Adjusted Non-GAAP Selling, general and administrative expenses	$404	$409	$802	$804

Organon & Co.
Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics (Continued)
(Unaudited, $ in millions except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Research and development expenses	$90	$95	$183	$191
Adjusted for:
Manufacturing network costs (1)	(4)	(3)	(7)	(6)
Stock-based compensation	(5)	(4)	(8)	(8)
Other	—	—	(1)	(1)
Adjusted Non-GAAP Research and development expenses	$81	$88	$167	$176

(1) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Reported Net Income	$108	$145	$254	$232
Adjusted for:
Cost of sales adjustments	68	109	146	202
Selling, general and administrative adjustments	30	44	56	69
Research and development adjustments	9	7	16	15
Jada divestiture	—	—	(81)	—
Restructuring	—	2	31	88
Change in fair value of contingent consideration	9	12	4	23
Other expense (gain), net	22	(45)	19	(41)
Tax impact on adjustments above(1)	(16)	(13)	(27)	(62)
Non-GAAP Adjusted Net Income	$230	$261	$418	$526

(1) For the three months ended June 30, 2026 and 2025, the GAAP income tax rates were 41.3% and 37.0%, respectively, and the non-GAAP income tax rates were 28.8% and 27.2%, respectively. For the six months ended June 30, 2026 and 2025, the GAAP income tax rates were 36.0% and 29.8%, respectively, and the non-GAAP income tax rates were 29.0% and 23.4%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Diluted Earnings per Share	$0.40	$0.56	$0.95	$0.89
Total impact of Non-GAAP adjustments	0.45	0.44	0.62	1.13
Non-GAAP Adjusted Diluted Earnings per Share	$0.85	$1.00	$1.57	$2.02

Organon & Co.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

(Unaudited, $ in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Reported Net Income	$108	$145	$254	$232
Depreciation (1)	32	33	70	65
Amortization	46	53	93	103
Interest expense	108	131	219	255
Income tax expense	75	84	142	98
EBITDA (Non-GAAP)	$369	$446	$778	$753
Restructuring and related charges	—	6	31	98
Manufacturing network related (2)	26	36	53	72
Acquisition-related costs (3)	—	10	7	19
Change in contingent consideration	9	12	4	23
Jada divestiture	—	—	(81)	—
Other costs (income)(4)	32	(10)	40	(5)
Stock-based compensation	25	22	44	46
Adjusted EBITDA (Non-GAAP)	$461	$522	$876	$1,006
Adjusted EBITDA margin (Non-GAAP)	29.6%	32.7%	29.0%	32.4%

(1) Excludes accelerated depreciation included in one-time costs.

(2) Manufacturing network related costs, which include costs of exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

(3) Acquisition related costs for the three months ended June 30, 2025 and the six months ended June 30, 2026 and 2025, respectively, reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant transaction.

(4) Other costs for both the three and six months ended June 30, 2026 include $11 million related to the pending transaction with Sun Pharmaceutical Industries Limited.

As the costs described in (1) through (4) above are directly related to the separation of Organon and acquisition related activities and therefore arise from a one-time event outside of the ordinary course of the company’s operations, the adjustment of these items provides meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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